Supplement to the
Fidelity® Series Emerging Markets Fund, Fidelity® Series Emerging Markets Opportunities Fund, Fidelity® Series International Growth Fund, Fidelity® Series International Small Cap Fund, and Fidelity® Series International Value Fund
December 30, 2024
Prospectus

The following information supplements information for Fidelity® Series Emerging Markets Opportunities Fund found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Yuanlin Lang (Co-Portfolio Manager) has managed the fund since 2025.
It is expected that Mr. Nishikawa will transition off the fund on or about May 30, 2025.
The following information supplements the biographical information found in the "Fund Management" section under the "Portfolio Manager(s)" heading.
Yuanlin Lang is Co-Portfolio Manager of Fidelity® Series Emerging Markets Opportunities Fund, which she has managed since 2025. Since joining Fidelity Investments in 2025, Ms. Lang has worked as a research analyst and portfolio manager. Prior to joining the firm, Ms. Lang served as a portfolio manager at Marshall Wallace from 2024 to 2025 and a senior industry analyst and co-portfolio manager at FIL from 2019 to 2024.
It is expected that Mr. Nishikawa will transition off Fidelity® Series Emerging Markets Opportunities Fund on or about May 30, 2025.
GSV-S-PSTK-0325-117 1.928460.117	March 31, 2025